UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TENON MEDICAL, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TENON MEDICAL, INC.
104 Cooper Ct.
Los Gatos, CA 95032
(408) 649-5760
www.tenonmed.com

_________________, 2024

Dear Stockholder:

We are pleased to invite you to attend the 2024 Annual Meeting of Stockholders of Tenon Medical, Inc. (the “Annual Meeting”). The Annual Meeting will be held virtually via live webcast on Tuesday, July 23, 2024 at 10:30 a.m. Pacific Time.

Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the internet. Please see “Attending the Virtual Annual Meeting” in the proxy statement (the “Proxy Statement”) accompanying this letter for information on how to register, obtain the proxy materials, attend, submit questions and vote at the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about June 13, 2024. We are pleased to furnish proxy materials to stockholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and conserves natural resources. On or about June 13, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) that includes instructions on how to access our Proxy Statement and 2023 Annual Report and how to vote online. The Internet Availability Notice also includes instructions on how you can receive a paper copy of your Annual Meeting materials, including the Notice, Proxy Statement and proxy card or voting instruction form. If you elected to receive your Annual Meeting materials by mail, the Notice, Proxy Statement and proxy card or voting instruction form were enclosed. If you elected to receive your Annual Meeting materials via e-mail, the e-mail contains voting instructions and links to the 2023 Annual Report and the Proxy Statement, both of which are available on the Company’s website at www.tenonmed.com. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice and Proxy Statement.

Only stockholders of record at the close of business on June 3, 2024 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of Tenon Medical, Inc.

Sincerely,

Steven Foster

Director, Chief Executive Officer and President

TENON MEDICAL, INC.

104 COOPER CT.

LOS GATOS, CA 95032

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ON
TUESDAY, JULY 23, 2024 AT 10:30 A.M., PACIFIC TIME

VIA A LIVE WEBCAST ONLY

ITEMS OF BUSINESS:

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Tenon Medical, Inc. (“Tenon” or the “Company”) will be held virtually via live webcast on Tuesday, July 23, 2024 at 10:30 a.m. Pacific Time for the following purposes:

(1)	to elect Steven Foster, Richard Ginn, Ivan Howard, Richard Ferrari, Kristine Jacques and Stephen Hochschuler, M.D. as directors to serve until the 2025 Annual Meeting of the Stockholders of the Company;

(2)	to approve the terms of (i) our Series B Preferred Stock, (ii) the warrants to be issued on the issuance date of our Series B Preferred Stock and (iii) and the amendment to the terms of our Series A Preferred Stock to decrease the amount of the conversion price thereof, in each case, to comply with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (the “Nasdaq Compliance Proposal”);

(3)	to approve amendments to the Tenon Medical, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to (i) increase the total number of shares of the Company’s common stock subject to the 2022 Plan by 1,100,000 shares and (ii) permit the issuance of equity awards to individuals and legal entities (the “2022 Plan Amendment Proposal”);

(4)	to ratify the appointment of Haskell and White, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024 (the “Auditor Appointment Proposal”); and

(5)	to approve adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the proposals listed above at the time of the Annual Meeting (the “Adjournment Proposal”).

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (“Notice”). We are not aware of any other business to come before the Annual Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the Election of each director nominee (Proposal 1), “FOR” the Nasdaq Compliance Proposal (Proposal 2), “FOR” the approval of the 2022 Plan Amendment Proposal (Proposal 3), “FOR” the Auditor Appointment Proposal (Proposal 4) and “FOR” the Adjournment Proposal (Proposal 5).

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting—How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, submit questions and vote at the Annual Meeting.

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on June 3, 2024 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Annual Meeting.

ANNUAL REPORT

A copy of our 2023 Annual Report on Form 10-K (the “2023 Annual Report”), accompanies the Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read the 2023 Annual Report, this Notice and Proxy Statement at www.tenonmed.com.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are first being made available to stockholders on or about June 13, 2024 at www.viewproxy.com/Tenonmedical/2024.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via the internet. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote over the internet or by telephone.

By Order of the Board of Directors

Richard Ferrari

Executive Chairman of the Board

i

TENON MEDICAL, INC.
104 Cooper Ct.
Los Gatos, CA 95032

PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held on July 23, 2024

The Board of Directors (the “Board”) of Tenon Medical, Inc., a Delaware corporation (“Tenon,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2024 Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held on July 23, 2024, only via live webcast accessible by following the instructions set forth here at “Questions and Answers About the Meeting And Voting—How Do I Vote at the Annual Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and form of proxy are first being made available to stockholders on or about June 13, 2024.

We are furnishing proxy materials to our stockholders primarily via the internet. On or about June 13, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2023 Annual Report to Stockholders (the “2023 Annual Report”). The Internet Availability Notice also provides information on how to access your voting instructions to be able to vote through the internet or by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by our stockholders, lowers the cost of the Annual Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Internet Availability Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

The executive offices of the Company are located at, and the mailing address of the Company is 104 Cooper Ct., Los Gatos, CA 95032.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about June 13, 2024, we will begin sending to our stockholders the Internet Availability Notice containing instructions on how to access our Proxy Statement for our Annual Meeting and our 2023 Annual Report. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting and how to receive a paper copy of the proxy materials by mail. The Notice and Proxy Statement are also available at [*].

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Steven Foster, the Chief Executive Officer, President and a director of the Company, and Steven Van Dick, the Chief Financial Officer of the Company, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on: (i) the election of six (6) directors; (ii) the approval of the terms of the Series B Preferred Stock, the warrants to be issued on the issuance date of the Series B Preferred Stock and the amendment to the terms of our Series A Preferred Stock to decrease the amount of the conversion price thereof, in each case, to comply with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (the “Nasdaq Compliance Proposal”); (iii) to approve amendments to the Tenon Medical, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to (A) increase the total number of shares of the Company’s common stock subject to the 2022 Plan by 1,100,000 and (B) permit the issuance of equity awards to individuals and legal entities (collectively, the “2022 Plan Amendment Proposal”); (iv) to ratify the appointment of Haskell and White, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024 (the “Auditor Appointment Proposal”); and (v) such other matters as may come before the meeting. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at [*], or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on Tuesday, July 23, 2024 at 10:30 a.m. Pacific Time, via live webcast. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A: As permitted by SEC rules, we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the internet. On or about June 13, 2024, we mailed to our stockholders the Internet Availability Notice containing instructions on how to access this Proxy Statement and our Annual Report and vote online. If you received the Internet Availability Notice by mail you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The Internet Availability Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Internet Availability Notice also instructs you on how you may submit your proxy over the internet or by telephone. If you received the Internet Availability Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Availability Notice. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

Q: How do I obtain the materials for the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail of how to obtain materials for the Annual Meeting. Please follow the instructions on the Internet Availability Notice to obtain the materials either via the internet, by telephone or by e-mail.

You may also view the following proxy materials on the Company’s website at www.tenonmed.com:

●	the Company’s 2023 Annual Report; and

●	the Company’s 2024 Proxy Statement.

You may not vote on the Company’s website.

The Company urges you to request your materials before July 16, 2024 so that you will receive them in a timely manner in order to vote at the Annual Meeting.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on June 3, 2024 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A: You may attend the Annual Meeting via the internet, vote your shares and, after the meeting adjourns, submit a question by first registering at [*] using your Virtual Control Number that is on the Internet Availability Notice that you received previously in the mail. Your registration must be received by 11:59 p.m. Eastern time on July 21, 2024. On the day of the Annual Meeting, if you have properly registered, you may log in to attend the Annual Meeting by clicking on the link provided and the password you received by email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to vote are set forth below in the question “How do I vote at the Annual Meeting?” If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Annual Meeting. Online access will begin at 10:15 a.m. Pacific Time on July 23, 2024 and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 10:30 a.m. Pacific Time on July 23, 2024.

Q: May stockholders ask questions?

A: Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. If you choose to attend the online meeting, you may submit a question during the Annual Meeting webcast by using your Virtual Control Number. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned Tenon Medical common stock as of the close of business on June 3, 2024. Each share of Tenon Medical common stock is entitled to one vote. As of the Record Date, the Company had 3,729,474 shares of common stock outstanding.

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

●	the election of six (6) directors to serve until the 2025 Annual Meeting of stockholders and until their respective successors are duly elected and qualified;

●	the approval of the Nasdaq Compliance Proposal;

●	the approval of the 2022 Plan Amendment Proposal;

●	the approval of the Auditor Appointment Proposal; and

●	the approval of the Adjournment Proposal.

Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

●	“FOR” each of the nominees named in this Proxy Statement for election to the Board;

●	“FOR” the approval of the Nasdaq Compliance Proposal;

●	“FOR” the approval of the 2022 Plan Amendment Proposal;

●	“FOR” the approval of the Auditor Appointment Proposal; and

●	“FOR” the approval of the Adjournment Proposal.

Q: How do I vote at the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail that described the methods of voting at the virtual Annual Meeting. Please refer to that notice to vote.

If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

If you are a stockholder of record, you must:

●	First register at [*] by 11:59 p.m., Eastern time, on July 22, 2024. You will need to enter your name, phone number, email address and Virtual Control Number (included on your proxy card that was included with the proxy materials) as part of the registration, following which, you will receive an email confirming your registration, as well as the password you will need to enter the Annual Meeting.

If you do not have your Virtual Control Number, you may still attend the Annual Meeting as a guest (non-stockholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

●	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials.

●	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit [*] during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials).

If your shares are held in a “street name,” you must:

●	Obtain a legal proxy from your broker, bank or other nominee.

●	Register at [*] by 11:59 p.m., Eastern time, on July 22, 2024.

You must enter your name, phone number and email address and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com) as part of the registration, following which, you will receive an email confirming your registration, your Virtual Control Number, as well as the password to attend the Annual Meeting.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting as a guest (non- stockholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

●	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials.

●	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit [*] during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials).

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live webcast. Please be sure to check in by 10:15 a.m., Eastern time, on July 23, 2024, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please email [*] or call [*].

The Company urges you to vote before July 21, 2024 to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

●	voting again by telephone or through the Internet during the virtual Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: A person that is affiliated with Alliance Advisors, who is an independent inspector and not affiliated with the Company or any director, director nominee or officer of the Company, will count the votes and will serve as the inspector of election.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

●	FOR the election of the six (6) nominees for director named in this Proxy Statement (Proposal 1);

●	FOR the approval of the terms of the Series B Preferred Stock, the warrants issued with the Series B Preferred Stock and an amendment to the terms of the Series A Preferred Stock to decrease the conversion price thereof (Proposal 2);

●	FOR the approval of an amendment to the 2022 Plan to increase the total number of shares subject to the 2022 Plan by 1,100,000 shares and permit the issuance of equity awards to individuals and legal entities (Proposal 3);

●	FOR the ratification of the selection by our Board of Haskell and White LLP as our independent auditor for the fiscal year ending December 31, 2024 (Proposal 4); and

●	FOR the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of any of the proposals listed above at the time of the Annual Meeting (Proposal 5).

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Vstock Transfer, LLC, which may be reached at (212) 828-8436.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of Nasdaq to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of Haskell and White LLP as our independent auditor for fiscal year 2024 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our Annual Meeting, a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How many votes are needed to elect directors?

A: You may vote “FOR” each nominee or “WITHHOLD AUTHORITY” to vote for each nominee. Unless you mark “WITHHOLD AUTHORITY” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the six (6) directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Q: How many votes are needed to approve the other proposals?

A: The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve the Nasdaq Compliance Proposal, the 2022 Plan Amendment Proposal, the Auditor Appointment Proposal and the Adjournment Proposal. Abstentions will be treated as votes against these proposals. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on these proposals other than the Auditor Appointment Proposal and the Adjournment Proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Haskell and White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, the audit committee of our Board (“Audit Committee”) will reconsider its appointment.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, representatives of Alliance Advisors, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except for those directors who are nominated for election at the Annual Meeting, no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 2, Proposal 3 and Proposal 4, that is not shared by all other stockholders.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact [*].

MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

Nominees

There are six (6) nominees recommended by the nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) for election this year to hold office until the 2025 Annual Meeting of the Stockholders and until their respective successors are elected and qualified. Our Board has nominated: (i) Steven Foster; (ii) Richard Ginn; (iii) Ivan Howard; (vi) Richard Ferrari; (v) Kristine Jacques; and (vi) Stephen Hochschuler, M.D. and our management has no reason to believe that any nominee will be unable to serve. Their biographies are provided at pages [*] to [*]. The biographies of each of the nominees contains information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Tenon Medical and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

A nominee will be elected as a director if he receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of all of these nominees.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors and executive officers:

Name(1)	Age	Position	Director Since	Board Committee
Steven M. Foster	56	Chief Executive Officer and President, Director	2021	None
Richard Ginn	58	Chief Technology Officer and Director	2012	None
Steven Van Dick	69	EVP, Finance and Administration and Chief Financial Officer	—	—
Richard Ferrari	70	Executive Chairman of the Board	2012
	57	Director	2022	Audit – Chairman; Compensation; Nominating and Corporate Governance
Ivan Howard

Kristine M. Jacques	57	Director	2024	Audit; Compensation

Stephen H. Hochschuler, M.D.	81	Director	2022	Audit; Nominating and Corporate Governance

Steven M. Foster is our Chief Executive Officer and President, and is also a director of the Company. Mr Foster has over 30 years of marketing, sales, operations and general management experience. From 2015 to present Mr. Foster has been a principal with CTB Advisors, LLC in Brentwood, Tennessee. CTB Advisors was founded as a single member limited liability company for the purpose of providing medical device organizations and physicians with consultative assistance on commercialization focused projects. Projects included: CRM based clinician engagement program design, training and implementation for NuVasive (NUVA). Valuation assessment / business plan development of early-stage spine technology including IP assessment and regulatory pathway definition. M&A (SafeOp Surgical) integration project, Alphatec Spine (ATEC). Current Status: Exclusive to ATEC. From 2012 to 2014 Mr. Foster was Global Commercialization President of Safe Orthopedics SAS, Paris, FR (based in Michigan): There Mr Foster worked on early-stage commercialization of a novel single-use / sterile / traceable surgical kit for lumbar spine fusion. His focus included pre-clinical design, clinician advisor team development, early marketing, web design, convention presence and P&L preparation and management. Technology reached 200 global surgeries in first 12 months of commercialization. From 1992 to 2012 Mr. Foster was part of the Danek Group Inc., Sofamor Danek, Medtronic Spine organization where he held a variety of marketing, sales administration and general management roles, including as VP / GM of Medtronic Spine’s Western Europe operations from 2007-2010. Mr. Foster received a Bachelor of Science, Business Administration with a concentration in Marketing and Management from Central Michigan University in 1990.

Richard Ginn is a founder, the Chief Technology Officer and a director of the Company. Mr. Ginn’s focus is primarily on intellectual property and product development, he has travelled throughout the world to train physicians and participated in multiple FIH trials and is a named inventor on more than 300 patents for medical devices. Over the course of his career, he has helped raise more than $100 million in venture capital and has provided an average 10x return to his investors. Mr. Ginn is the founder of TransAortic Medical, an embolic protection device company, and is its President, CEO and a director from 2013 to present. At TransAortic, Mr. Ginn Managed all corporate operations, raised capital to support company needs; managed acquisition of technology by strategic partner; managed all Intellectual Property; and set up European distribution for CE Marked device. Mr. Ginn is the founder of Promed, a large hole femoral closure device company and was the CEO, President and a director from 2012 to 2019. At Promed he managed all corporate operations; raised capital to support company needs; and managed all intellectual property.

Steven Van Dick is our Executive Vice President, Finance and Administration and Chief Financial Officer. Mr. Van Dick has been the Chief Financial Officer for the Company since June 1, 2021. Mr. Van Dick is a strategic financial and accounting executive with a record of transitioning early-stage companies to commercialization through astute financial management. Respected in the medical device startup community, he develops and leads comprehensive, world-class financial and accounting groups credited for propelling startup companies forward. Across his career Steve has played a key role on the Executive Leadership Teams that successfully completed three separate Initial Public Offering (IPOs) and three mergers/integrations. From 2016 to 2017 Mr. Van Dick was the Chief Financial Officer for Benvenue Medical Inc., a minimally invasive spine company in Santa Clara, California. At Benvenue, Mr. Van Dick was responsible for all accounting, finance and IT functions with his primary focus on developing a long-range financial model and reducing cash burn. From 2010 to 2016, Mr Van Dick was the Vice President, Finance Administration—Chief Financial Officer for Spiracur Inc., a disposable/portable negative pressure wound therapy company in Sunnyvale California. At Spiracur, Mr. Van Dick was responsible for all accounting, finance and IT functions. He managed growth of company from initial commercialization to $12 million annualized run rate, lead the conversion to fully integrated ERP system and developed controls to become Hipaa compliant. Mr Van Dick received a Bachelor of Science, Business Administration with a concentration in Accounting from San Jose University in 1977 and an MBA from Santa Clara University in 1984.

Richard Ferrari is a founder, a director and Executive Chairman of the Company. Since 2000, Mr. Ferrari has been and currently is a Managing Director of Denovo Ventures a $650Mill venture firm specializing in Medical Devices and Biotechnology. From January 2019 until April 2021 Mr. Ferrari was employed as CEO and Chairman of the Board of Directors of PQ Bypass which culminated is a successful acquisition by Endologix. During the last five years Mr. Ferrari has been and currently is a board member (Executive Chairman) of Medlumics, S.L., a medical device company founded in 2011; a board member (Vice Chairman) of ABS Interventional; a board member (Executive Chairman) of Heart Beam Inc.; a board member of Biomodex Corporation; a board member of Retriever Medical Inc.; a board member of RMx Medical; a board member of Hawthorne Effect, Inc.; a board member and co-founder of TransAortic acquired by Medtronic; Executive Chairman of Sentreheart acquired by Atricure, a board member of Spinal Modualtion sold to St Jude and a board member of Hands of Hope. Mr. Ferrari has raised over $1billion for the companies he has been involved with and been a key member of the various boards M&A teams achieving over $2Bill in Acquisitions. Mr. Ferrari continues to mentor and advise a number of CEO’s and start-up companies on strategy and building organizations dedicated to delivering excellence. Mr. Ferrari is the creator of Excellence by Choice a series of lectures and presentations to help early-stage companies perform at the highest level of execution. Mr. Ferrari received a Bachelor’s Degree in Education from Ashland University and a MBA from University of South Florida.

Ivan Howard is a director of the Company. Mr. Howard has been since 2019 and currently is a Vice President and Sr. Specialist in Alternative Investment Fiduciary Risk for Banco Santander, a multinational financial services company. From 2020 Mr. Howard has been and currently serves as Director on the Collier County Farm Bureau board of directors. From 2016, Mr. Howard has been and currently serves as Chairman of the Hendry/Glades County Farm Service Agency. From 2020 Mr. Howard has been and currently serves on the U.S. Department of Agriculture Advisory Committee on Minority Farmers. From 2018 Mr. Howard has been and is currently a member of the University of Florida College of Biomedical Engineering External Advisory board. Mr. Howard holds an MBA from Mercer University and a Master’s Degree in Biomedical Engineering from the University of Florida.

We believe that Mr. Howard is well qualified to serve as a Director on our Board with his financial services and board membership experience.

Kristine M. Jacques was appointed as a director of the Company on March 25, 2024. From 2017 until 2023, Ms. Jacques was Vice President and General Manager, Interventional Pain Therapies at Vivex Biologics, Inc., a medical device company where she implemented a comprehensive strategic plan of a disruptive technology in the interventional spine market serving a significant unmet clinical need and potential $38 billion plus total addressable market, non-surgical treatment for chronic low back pain. From 2007 to 2017 Ms. Jacques was a Vice President at Alphatec Spine, Inc (Nasdaq:ATEC), a medical device company where she led the development and execution of a 3-year portfolio strategy to grow market share through identifying opportunities for innovation, maximizing product positioning and differentiation and delivering high quality products to meet the clinical and unmet needs of surgeons and their patients. From 1995 until 2007, Ms. Jacques served in various management positions at General Electric Corporation, prior to which she served from 1991 until 1994 at various management positions at Smith & Nephew, PLC, both of which are publicly traded. Previously, she was an Account Manager, Senior Investment Analyst for General Electric Capital Corporation from 1988 until 1991. Ms. Jacques received a Bachelor of Arts degree in Finance Administration from Michigan State University.

We believe that Ms. Jacques is well qualified to serve as a Director on our Board with her experience as a senior executive in the spine and medical device industries.

Stephen H. Hochschuler, M.D. is a director of the Company. Dr. Hochschuler is a world-renowned orthopedic spine surgeon. Dr. Hochschuler is the co-founder of the Texas Back Institute and founder of Back Systems, Inc., and founding Chairman of Innovative Spinal Technologies, Dr. Hochschuler has severed on numerous boards of directors and advisory boards for medical and scientific institutions. Dr. Hochschuler is a member of numerous national and international professional organizations including the American Academy of Orthopedic Surgeons; the American Pain Society; North American Spine Society; and the Southwest Chapter of the Society of International Business Fellows. Internationally, he is a member of the International Intradiscal Therapy Society; the International Society for Minimal Intervention in Spinal Surgery; the International Society for the Study of the Lumbar Spine; and is a founding board member of the Spinal Arthroplasty Society. He has also been a founding board member of The American Board of Spine Surgery and The American College of Spine Surgery. He is published in a wide range of professional journals, and has delivered numerous presentations worldwide. Dr. Hochschuler holds a BA from Columbia College and his medical degree from Harvard Medical School.

We believe that Dr. Hochschuler is well qualified to serve as a Director on our Board with his experience in as an orthopedic spine surgeon and his service on boards of directors and advisory boards of medical and scientific institutions as a member of the board of directors.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

CORPORATE GOVERNANCE

The business and affairs of Tenon Medical are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s stockholders. The Board believes that its practices align management and stockholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the Second Amended and Restated Certificate of Incorporation, as corrected and amended (“Certificate of Incorporation”) as of the date of this Proxy Statement, and bylaws, the charters for each Board committee, the Company’s Code of Conduct and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit https://ir.tenonmed.com/corporate-governance/governance-documents.

Board Composition/Election

Our Board presently consists of six (6) directors whose terms expire at this Annual Meeting. Our directors are elected annually. Other than Kristine Jacques, all of the current directors have served on the Board since the effective date of the Company’s registration statement for its initial public offering in April 2022.

The Board has fixed the number of directors at seven (7).

As discussed in more detail later in this section, the Board has determined that three (3) of the five (5) individuals standing for election are independent under the rules of Nasdaq.

Board Meetings

The Board met a total of 5 times during fiscal year 2023 in person or via video or teleconference and acted by unanimous written consent 6 times. Each of the directors who served in the fiscal year 2023 attended at least 83% of the meetings of the Board and the committees of which he was a member and that were held during the period he served as a director.

Selection of Nominees for The Board of Directors

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Nominating and Corporate Governance Committee’s charter provides that it may retain a third-party executive search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nominating and Corporate Governance Committee’s assessment of a proposed candidate may include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Nominating and Corporate Governance Committee determines are relevant in light of the needs of the Board. The Nominating and Corporate Governance Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nominating and Corporate Governance Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Nominating and Corporate Governance Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nominating and Corporate Governance Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Nominees for Director

The Board nominated Mr. Foster, Mr. Ginn, Mr. Howard, Mr. Ferrari, Ms. Jacques and Dr. Hochschuler to stand for election for the six (6) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2025 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Stockholder Nominations

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Nominating and Corporate Governance Committee.

To be timely, a stockholder’s notice shall be delivered to the Chief Financial Officer at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees.

Nominations and the solicitation notice should be sent to the Nominating and Corporate Governance Committee, Tenon Medical, Inc., 104 Cooper Ct., Los Gatos, CA 95032.

As of the date of this Proxy Statement, we have not received timely notice of any nomination by a stockholder.

Ethical Guidelines

Tenon Medical, Inc.’s code of business conduct and ethics (“Code”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The Code is available on our corporate website at https://ir.tenonmed.com/corporate-governance/governance-documents. The Code requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules and exchange requirements.

Board Leadership

The Nominating and Corporate Governance Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its stockholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

Director Independence

Our Board is composed of a majority of “independent directors” as defined under the rules of Nasdaq. We use the definition of “independence” applied by Nasdaq to make this determination. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq listing rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of the company;

●	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the 3 years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; and

●	the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the company’s audit.

Under such definitions, our Board has undertaken a review of the independence of each director. Based on the information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Ivan Howard, Kristine M. Jacques and Stephen H. Hochschuler, M.D. are independent directors of the Company.

Role of Board in Risk Oversight Process

Our Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand our risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk.

Board Committees

The Board has established three standing committees: (i) Audit Committee; (ii) compensation committee of the Board (“Compensation Committee”); and (iii) Nominating and Corporate Governance Committee. Each of the committees operates pursuant to its charter. The committee charters will be reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee may propose revisions to the charters. The responsibilities of each committee are described in more detail below.

Audit Committee. The Audit Committee consists of three directors, Ivan Howard, Kristine Jacques and Robert Weigle, all of which are currently “independent” as defined by Nasdaq and includes an audit committee financial expert, Mr. Howard, within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. The audit committee’s duties are specified in a charter and include, but not be limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our annual disclosure report;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Audit Committee is composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

Compensation Committee. The Compensation Committee consists of three directors, Ivan Howard, Robert Weigle and Kristine Jacques, who are “independent” as defined by Nasdaq. The Compensation Committee’s duties are specified in a charter and include, but not be limited to:

●	reviews, approves and determines, or makes recommendations to our Board regarding, the compensation of our executive officers;

●	administers our equity compensation plans;

●	reviews and approves, or makes recommendations to our Board, regarding incentive compensation and equity compensation plans; and

●	establishes and reviews general policies relating to compensation and benefits of our employees.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of two directors, Robert Weigle and Stephen Hochschuler, MD, both of which are “independent” as defined by Nasdaq. The nominating and corporate governance committee’s duties are specified in a charter and include, but not be limited to:

●	identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

●	evaluating director performance on our Board and applicable committees of our Board and determining whether continued service on our Board is appropriate;

●	evaluating nominations by stockholders of candidates for election to our Board; and

●	corporate governance matters.

AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee (for purposes of this report, the “Committee”) are Messrs. Ivan Howard, who serves as Chairman, and Robert Weigle and Ms. Kristine Jacques. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Mr. Howard, the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Howard has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Committee for review and approval. The charter is available on our website at: https://ir.tenonmed.com/corporate-governance/governance-documents.

Audit Committee Responsibilities: The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Committee met 4 times during the fiscal year ended 2023. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors, without the presence of the Company’s management. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters: As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2023 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with RBSM matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from RBSM required by applicable requirements of the PCAOB regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and stockholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:1

Ivan Howard, Chairman

Robert Weigle

[1]	Kristine Jacques joined the Audit Committee in 2024

DIRECTOR COMPENSATION

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

The following table illustrates the compensation paid by the Company to its directors. The disclosure is provided for the fiscal year ended December 31, 2023.

Director	Cash Compensation[1]	Equity Compensation[2]	Total Compensation
Frank Fischer[4]	$60,000	$—	$60,000
Ivan Howard	$60,000	$—	$60,000
Kristine M. Jacques[3]	$—	$—	$—
Robert Weigle	$67,500	$—	$67,500
Stephen Hochschuler	$45,000	$—	$45,000
Total	232,500	$—	$232,500

(1)	Frank Fischer received $40,000 as a board retainer and $20,000 for being Compensation Committee Chairman; Ivan Howard received $40,000 as a board retainer and $20,000 for being Audit Committee Chairman; Robert Weigle received $40,000 as a board retainer, $10,000 for being Nominating and Corporate Governance Committee Chairman, $7,500 for being a member of the Compensation Committee and $10,000 for being a member of the Audit Committee; and Stephen Hochschuler received $40,000 as a board retainer and $5,000 for being a member of the Nominating and Corporate Governance Committee.

(2)	No equity compensation was issued to board members in 2023.

(3)	Appointed as a director on March 25, 2024.

(4)	Frank Fischer resigned from his position as a member of the Board and committees as of November 30, 2023.

EXECUTIVE COMPENSATION

The following summary compensation table provides information regarding the compensation paid during our fiscal years ended December 31, 2023 and 2022 to our Chief Executive Officer and President (principal executive officer), our Chief Financial Officer and Chief Technology Officer. We refer to these individuals as our “named executive officers.”

Summary Compensation Table

Name and Principal Position	(Salary $)	($)Bonus	Option/RSU Awards(1) ($)	Total ($)
Steven M. Foster, Chief Executive Officer and President
2023	$400,000	$87,600	$—	$487,600
2022	$300,000	$70,000	$1,926,634	$2,296,634
Steven Van Dick, Chief Financial Officer
2023	$325,000	$60,225	$—	$385,225
2022	$275,000	$148,125	$808,998	$1,232,123
Richard Ginn, Chief Technology Officer
2023	$290,000	$60,225	$—	$350,225
2022	$275,000	$148,125	$3,995,603	$4,418,728

(1)	In 2022 the named executives received restricted stock units (“RSUs”). No options or RSUs were granted to the named executives in 2023.

Employment Agreements

Foster Employment Agreement. Steven M. Foster, our Chief Executive Officer and President and a member of our Board, and the Company entered into an Employment Agreement dated as of June 1, 2021 (the “Foster Employment Agreement”). The Foster Employment Agreement provides Mr. Foster an annual base salary of $300,000, an annual bonus of up to $120,000 based upon achievement of mutually agreed upon milestones, options to purchase shares of our common stock in an amount sufficient to maintain Mr. Foster’s equity ownership at 4%, which were granted at the closing of our initial public offering and employee benefits that are generally given to our senior executives.

Under the Foster Employment Agreement, in the event that Mr. Foster’s employment is terminated by us without cause (as described in the Foster Employment Agreement) or by Mr. Foster for good reason (as described in the Foster Employment Agreement), Mr. Foster would be entitled to (1) severance equal to his base salary at termination, payable in instalments over the 12-month period following termination and (2) payments in respect of continuing health care coverage for up to twelve months following termination. In addition, upon a change in control of the Company, Mr. Foster would be entitled to (1) vesting of his options granted prior to the date of the Foster Employment Agreement and (2) a lump sum cash payment of one year of his base salary and bonus opportunity then in effect.

If Mr. Foster is terminated for cause or because of death or disability or resigns without good reason, then all vesting of Mr. Foster’s equity awards and payments of compensation will immediately terminate and any severance benefits will be paid in accordance with established policies, if any, then in effect.

The Foster Employment Agreement contains restrictive covenants and other obligations relating to non-solicitation of our employees, non-disclosure of our proprietary information and assignment of inventions.

Ginn Employment Agreement. Richard Ginn, our founder, Chief Technology Officer and a director of the Company, and the Company entered into an Employment Agreement dated as of June 1, 2021 (the “Ginn Employment Agreement”). The Ginn Employment Agreement provides Mr. Ginn an annual base salary of $275,000, an annual bonus of up to 30% of base salary based upon achievement of mutually agreed upon milestones, a second bonus of up to $200,000 based on certain milestones determined by our Board and employee benefits that are generally given to our senior executives.

Under the Ginn Employment Agreement, in the event that Mr. Ginn’s employment is terminated by us without cause (as described in the Ginn Employment Agreement) or by Mr. Ginn for good reason (as described in the Foster Employment Agreement), Mr. Ginn would be entitled to (1) severance equal to his base salary at termination, payable in instalments over the 12-month period following termination and (2) payments in respect of continuing health care coverage for up to twelve months following termination. In addition, upon a change in control of the Company, Mr. Ginn would be entitled to (1) vesting of his options granted prior to the date of the Ginn Employment Agreement and (2) a lump sum cash payment of one year of his base salary and bonus opportunity.

If Mr. Ginn is terminated for cause or because of death or disability or resigns without good reason, then all vesting of Mr. Ginn’s equity awards and payments of compensation will immediately terminate and any severance benefits will be paid in accordance with established policies, if any, then in effect.

The Ginn Employment Agreement contains restrictive covenants and other obligations relating to non-solicitation of our employees, non-disclosure of our proprietary information and assignment of inventions.

Van Dick Employment Agreement. Steven Van Dick, our Executive Vice President, Finance and Administration and Chief Financial Officer, and the Company entered into that certain Employment Agreement dated as of June 1, 2021 (the “Van Dick Employment Agreement”). The Van Dick Employment Agreement provides Mr. Van Dick an annual base salary of $275,000, an annual bonus of up to 30% of base salary based upon achievement of mutually agreed upon milestones and employee benefits that are generally given to our senior executives.

Under the Van Dick Employment Agreement, in the event that Mr. Van Dick’s employment is terminated by us without cause (as described in the Van Dick Employment Agreement) or by Mr. Van Dick for good reason (as described in the Van Dick Employment Agreement), Mr. Van Dick would be entitled to (1) severance equal to his base salary at termination, payable in instalments over the 12-month period following termination and (2) payments in respect of continuing health care coverage for up to twelve months following termination. In addition, upon a change in control of the Company, Mr. Van Dick would be entitled to (1) vesting of his options granted prior to the date of the Van Dick Employment Agreement and (2) a lump sum cash payment of one year of his base salary and bonus opportunity.

If Mr. Van Dick is terminated for cause or because of death or disability or resigns without good reason, then all vesting of Mr. Van Dick’s equity awards and payments of compensation will immediately terminate and any severance benefits will be paid in accordance with established policies, if any, then in effect.

The Van Dick Employment Agreement contains restrictive covenants and other obligations relating to non-solicitation of our employees, non-disclosure of our proprietary information and assignment of inventions.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of RSUs and shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2023.

	Option Awards				Equity Awards (RSUs)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of RSUs that have not Vested	Market Value of RSUs
Steven M. Foster	9,687	1,563	$52.00	May 1, 2031	10,874	$17,181
Steven Van Dick	4,865	785	$52.00	May 1, 2031	4,566	$7,214
	2,786	673	$70.60	July 19, 2031
Richard Ginn	4,865	785	$52.00	May 1, 2031	22,551	$35,631
	443	107	$70.60	July 19, 2031

Stock Options

We granted Steven M. Foster (i) an option to purchase 11,250 shares of common stock at an exercise price of $52.00 per share with a grant date of May 1, 2021, subject to monthly equal vesting over a three-year period and adjustment in certain circumstances as provided therein (9,687 shares of which are vested), and (ii) a restricted stock unit consisting of 21,746 shares of common stock with a grant date of May 12, 2022, subject to semi-annual vesting over a three-year period commencing May 22, 2022, with a one-year cliff.

We granted Steven Van Dick (i) an option to purchase 5,650 shares of common stock at an exercise of $52.00 per share with a grant date of May 1, 2021, subject to monthly equal vesting over a three-year period that commenced on November 1, 2020 (4,865 shares of which are vested), (ii) an option to purchase 3,459 shares of common stock at an exercise price of $70.60 per share with a grant date of July 19, 2021, subject to monthly equal vesting over a three-year period commencing July 19, 2021 (2,786 shares of which are vested), and (iii) a restricted stock unit consisting of 9,131 shares of common stock with a grant date of May 12, 2022, subject to semi-annual vesting over a three-year period commencing May 22, 2022, with a one-year cliff.

We granted Richard Ginn (i) an option to purchase 5,650 shares of common stock at an exercise price of $52.00 per share with a grant date of May 1, 2021, subject to monthly equal vesting over a three-year period commencing April 1, 2021 (4,865 shares of which are vested), (ii) an option to purchase 550 shares of common stock at an exercise price of $70.60 per share with a grant date of July 19, 2021, subject to monthly equal vesting over a three-year period commencing July 19, 2021 (443 shares of which are vested) and (iii) a restricted stock unit consisting of 45,098 shares of common stock with a grant date of May 12, 2022, subject to semi-annual vesting over a three-year period commencing May 22, 2022, with a one-year cliff.

RSUs

All of the RSUs were granted on May 12, 2022 and have the following vesting schedule: one-third vest on May 22, 2023 and the remaining two thirds vesting equally every six months over the following two years.

Executive Chairman

On May 7, 2021, the Company entered into a Consulting Agreement (the “Ferrari Consulting Agreement”) with Richard Ferrari, a founder of the Company and its Executive Chairman, pursuant to which Mr. Ferrari was to assume the role of Executive Chairman of the Company in exchange for compensation of $22,500 per month starting September 1, 2021. Under this consulting agreement Mr. Ferrari was paid a bonus of $350,000, as a result of the closing of our initial public offering in April 2022. In May of 2022 Mr. Ferrari was granted RSUs which had a grant date fair value of $2,427,020 and vest over three years, with one-third vesting in May of 2023 and the remaining two thirds vesting equally every six months over the following two years. The compensation paid to Mr. Ferrari during the fiscal year ended December 31, 2023, totaled $247,500.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of June 3, 2024, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of a class of Company voting stock, (2) each of our directors, (3) each executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of a class of voting stock is determined in accordance with the rules of the SEC and includes any shares of such class of the Company’s voting stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of voting stock held by them. Applicable percentage ownership in the following table is based on 3,729,474 shares of common stock and 256,968 shares of Series A Preferred Stock (which are entitled to vote with our common stock on a 1:1 as converted basis), in each case, issued and outstanding on June 3, 2024, plus, for each individual, any common stock that individual has the right to acquire within 60 days of June 3, 2024.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

	Number of Shares Beneficially Owned			Beneficial Ownership Percentages
Name and Address of Beneficial Owner(1)	Common Stock		Series A Preferred Stock(2)	Percent of Common Stock	Percent of Series A Preferred Stock	Percent of Voting Stock(3)
Officers and Directors
Steven M. Foster, Chief Executive Officer and President	16,196	(4)	—	*	—	*
Richard Ginn, Chief Technology Officer	80,405	(5)	—	2.2%	—	1.3%
Steven Van Dick, EVP, Finance and Admin and Chief Financial Officer	17,642	(6)	—	*	—	*
Richard Ferrari, Chairman of the Board	48,421	(7)	—	1.3%	—	*
Ivan Howard, Director	8,517	(8)	—	*	—	*
Stephen H. Hochschuler, M.D., Director	6,133	(9)	—	*	—	*
Kristine M. Jacques, Director	—		—	—	—	—
Robert Weigle, Director	1,242		—	*	—	*

Officers and Directors as a Group	178,557	(10)	—	4.8%	—	2.8%
5%+ Stockholders
Zuhlke Ventures AG	244,773		—	6.6%	—	3.9%
TMD Wealth Management	870,237	(11)	—	23.3%	—	13.8%
The Beckham-Shufeldt Family Trust	—		66,116	—	25.7%	10.5%
Ascent Special Ventures LLC	—		67,783	—	26.4%	10.8%

(1)	The principal address of the named officers, directors and 5%+ stockholders of the Company is c/o Tenon Medical, Inc., 104 Cooper Court, Los Gatos, CA 95032.

(2)	Entitles the holder to 10 votes per share and votes with the common as a single class.

(3)	Represents total ownership percentage with respect to all shares of common stock and Series A Preferred Stock, as a single class.

(5)	Includes 23 shares of our common stock underlying restricted stock units that vest within 60 days of [*], 2024.

(6)	Consists of 1,999 shares held by the Van Dick Family Trust-1998 for which Steven Van Dick is trustee and 145 shares of our common stock underlying restricted stock units that vest within 60 days of [*], 2024.

(7)	Consists of 9,222 shares held by the Ferrari Family Trust for which Richard Ferrari is trustee and 1,354 shares of our common stock underlying restricted stock units that vest within 60 days of [*], 2024 (includes 684 shares of our common stock underlying restricted stock units held by TCTIG, LLC for which Richard Ferrari is the beneficial owner) and 6,592 shares of our common stock held by TCTIG, LLC and for which Richard Ferrari has voting control.

(8)	Includes 684 shares of our common stock underlying restricted stock units held by TCTIG, LLC for which Ivan Howard is the beneficial owner and 6,592 shares of our common stock, in each case, held by TCTIG, LLC and for which Ivan Howard is either the beneficial owner or has voting control.

(9)	Includes 1,974 shares of our common that are held by SHKH, LLC, an entity for which Stephen H. Hochschuler has a controlling interest.

(10)	Includes 2,205 shares of our common stock underlying restricted stock units that vest within 60 days of [*], 2024.

(11)	Consists of (i) 358,137 shares of our Common Stock issued to individuals and legal entities that are clients of TMD Wealth Management and for which TMD Wealth Management has sole or shared power of disposition and (ii) 512,100 share of our common stock underlying warrants issued to individuals and legal entities that are clients of TMD Wealth Management that may be exercised within 60 days of [*], 2024 and TMD Wealth Management has sole or shared power to dispose of the shares issued as result of any such exercise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under the Company’s policies and procedures for the review of related person transactions the Audit Committee reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our stockholders and the Company. Transactions, arrangements or relationships or any series of similar transactions, arrangements or relationships in which a related person had or will have a material interest and that exceed $120,000 are subject to the Audit Committee’s review. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberation or vote respecting approval or ratification of the transaction.

Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock and their immediate family members. Immediate family members are spouses, parents, stepparents, children, stepchildren, siblings, daughters-in-law, sons-in-law and any person, other than a tenant or domestic employee, who resides in the household of a director, director nominee, executive officer or holder of 5% or more of our voting stock. After its review, the Audit Committee may approve or ratify the transaction.

On May 7, 2021, the Company entered into the Ferrari Consulting Agreement with Richard Ferrari, a founder of the Company and its Executive Chairman, pursuant to which Mr. Ferrari was to assume the role of Executive Chairman of the Company in exchange for compensation of $22,500 per month starting September 1, 2021. Under this consulting agreement Mr. Ferrari was paid a bonus of $350,000, as a result of the closing of our initial public offering in April 2022. In May of 2022 Mr. Ferrari was granted RSUs which had a grant date fair value of $2,427,020 and vest over three years, with one-third vesting in May of 2023 and the remaining two thirds vesting equally every six months over the following two years. The compensation paid to Mr. Ferrari during the fiscal year ended December 31, 2023, totaled $247,500.

Other than the Ferrari Consulting Agreement and regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in the section “Executive Compensation,” there have been no transactions since January 1, 2022 or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds USD$120,000 and in which any current or former director or officer of the Company, any 5% or greater stockholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

PROPOSAL 2

APPROVAL OF THE NASDAQ COMPLIANCE PROPOSAL (Item 2 on the Proxy Card)

On or before October 23, 2024 we plan to issue up to 1,500,000 shares of our Series B Preferred Stock (the “Series B Preferred Stock”) to investors in a in a private placement offering (the “Series B Offering”) at a per share purchase price (the “Offering Price”) equal to 10 multiplied by the greater of (x) the Minimum Price (as defined in Nasdaq Rule 5635) and (y) 125% of the average of the VWAPs for the 10 trading days prior to the issuance of the Series B Preferred Stock . Each share of Series B Preferred Stock will initially be convertible into 10 shares of our common stock. We will also issue to each investor in the Series B Preferred Offering, warrants (the “Series B Warrants”) to purchase 15% of the shares of common stock initially underlying the shares of Series B preferred Stock purchased by such investor. The exercise price of the Series B warrants will be 105% of the Offering Price of the Series B Preferred Stock.

Additionally, on the closing date of the Series B Offering we will amend (i) the Certificate of Designations, Rights, and Preferences (the “Series A Certificate of Designations”) of our Series A Preferred Stock (the Series A Preferred Stock”) to decrease the initial conversion price of the Series A Preferred Stock and (ii) the warrants we issued with the Series A Preferred Stock in February 2024 (the “2024 Warrants”) to decrease the exercise price thereof to equal the Series B Offering Price. As of June 3, 2024, there were 256,968 shares of Series A Preferred Stock and 415,468 2024 Warrants issued and outstanding.

The Series B Preferred Stock and Series B Warrants each have anti-dilution provisions which if triggered could cause the Company to be in violation of Nasdaq Rule 5635(d), which prohibits us from issuing in a private offering more than 20% of our outstanding common stock at a price that is below the minimum price set forth in such rule without previously obtaining stockholder approval. We are therefore asking our stockholders to approve for purposes of Nasdaq Listing Rule 5635(d), the terms of the Certification of Designations, Rights, and Preferences of the Series B Preferred Stock (the “Series B Certificate of Designations”) and the Series B Warrants.

Summary of terms of the Series B Preferred Stock and Series B Warrants

Series B Preferred Stock

A summary of the Series B Certificate of Designations is set forth below. This summary is qualified in its entirety by the full text of the Form of Series B Certificate of Designations, which is attached to this proxy statement as Annex A.

The Series B Certificate of Designations will be filed in Delaware prior to the issuance of the Series B Preferred Stock and contains the terms of the Series B Preferred Stock. The Certificate of Designations designates 1,500,000 shares of our preferred stock as Series B Preferred Stock.

Conversion. The Series B Preferred Stock is convertible, at any time, at the option of the holder into shares of common stock. Each share of Series B Preferred Stock shall be convertible, at any time after the date of issuance, at the option of the holder thereof (or, upon a Required Conversion (as defined below), at the option of the Company), into that number of shares of common stock determined by dividing the Stated Value (as defined below) for such share of Series B Preferred Stock by the Conversion Price (as defined below). “Stated Value” means for any share of Series B Preferred Stock, an amount equal to the product of (x) the Offering Price multiplied by (y) the sum of 1 plus the product of (A) 0.06 multiplied by (B) a fraction equal to the number of days that such share of Series B Preferred Stock has been issued divided by 365. “Conversion Price” means an amount equal to the Offering Price divided by 10, subject to adjustment as described in the Series B Certificate of Designations, including for anti-dilution. On any date that ten out of the last 15 daily VWAPs of the common stock is 250% higher than the Conversion Price on such date, then the Company will have the right to require 50% of the Series B Preferred Stock to be converted into shares of common stock. Additionally, on and after the time on which the Company has $2.25 million in revenues in any single financial quarter, the Company will have the right to require 50% of the Series B Preferred Stock to be converted into shares of common stock (a “Required Conversion”). The Conversion Price is subject to anti-dilution adjustment as the result of any subdivision, combination of shares or recapitalization, stock dividends, stock splits and similar transactions affecting the common stock.

Dilutive Issuance. The Series B Preferred Stock will have weighted average anti-dilution protection providing for adjustment of the Conversion Price in the event of issuance of, or commitments to issue, common stock for less than the Conversion Price then in effect immediately prior to such issue or sale (a “Dilutive Issuance”), subject to customary exceptions.

Dividends. No dividends are payable on the Series B Preferred Stock.

Voting Rights. The Series B Preferred Stock will vote together with the common stock on all matters other than as required by law; provided however that any additional shares underlying the Series B Preferred Stock as a result of the anti-dilution provision described below shall not vote on an “as converted” basis and shall only vote when issued upon conversion. Notwithstanding the foregoing, the vote of an individual holder of Series B Preferred Stock (and underlying common stock) shall be capped at 9.99% (or 4.99% if selected by the holder). The holders of the Series B Preferred Stock are entitled to 10 votes for every share of Series B Preferred Stock held.

Liquidation. Upon any liquidation or winding up of the Company (a “Liquidation”), the holders of Series B Preferred Stock will be entitled to receive in preference to any other class or series of the Company’s equity securities the greater of (i) the Stated Value plus accrued and unpaid dividends and (ii) what would be paid if the Series B Preferred Stock plus accrued and unpaid dividends had been converted into common stock. A consolidation or merger of the Company or sale or transfer of all or substantially all of its assets, or any transaction which results in the stockholders of the Company owning less than 50% of the equity or voting power of the surviving entity (excluding the issuance of common stock in any financing transaction unless more than 50% of the Company’s shares are issued to one stockholder or a number of stockholders who act as a one group) shall be deemed a Liquidation (a “Deemed Liquidation”) with respect to the shares of Series B Preferred Stock of any holder who opts to have such occurrence treated as a Deemed Liquidation; provided that if the liquidation preference payable on a Deemed Liquidation is less than 110% of the stated value of the Series B Preferred Stock, the dividend rate on any accrued and unpaid dividends payable with respect to such Deemed Liquidation will increase to 10%. All liquidation preferences payable in respect of a Deemed Liquidation will be payable in shares of common stock based on the closing price of the common stock on the date of such Deemed Liquidation.

Other Matters. Consent of the majority of the Series B holders will be required to (i) amend the Certificate of Incorporation or bylaws of the Company so as to adversely alter the rights, preferences, privileges of the Series B Preferred Stock, (ii) create any new class of shares pari passu or senior to the Series B Preferred Stock or increase or decrease the number of authorized shares of Common Stock or preferred stock, (iii) pay or declare any dividend on common stock or other junior securities, or incur indebtedness in any single transaction in excess of $1 million or (iv) redeem, purchase or otherwise acquire any share or shares of preferred stock or common stock (other than (a) the repurchase of shares of common stock pursuant to a written benefit plan or employment or consulting agreement, or (b) the repurchase of any equity securities in connection with the Company’s right of first offer with respect to those securities contained in any written agreement with the Company).

Summary of terms of the Series B Warrants

A summary of the terms of the Series B Warrants is set forth below. This summary is qualified in its entirety by the full text of the Series B Warrants, which is attached to this proxy statement as Annex B.

Exercisability. The Series B Warrants are exercisable at any time after their original issuance up to the date that is five years after their original issuance. The Series B Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice accompanied by payment in full in immediately available funds for the number of shares of our common stock subscribed for upon such exercise (except in the case of a cashless exercise as discussed below). If a registration statement registering the issuance of the shares of our common stock underlying the Series B Warrants under the Securities Act is not effective or available, the holder may, in its sole discretion, elect to exercise the Series B Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of our common stock determined according to the formula set forth in the Series B Warrants, as applicable. No fractional shares of our common stock will be issued in connection with the exercise of a warrant. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price.

Exercise Limitation. A holder will not have the right to exercise any portion of the Series B Warrants if the holder (together with its affiliates) would beneficially own in excess of 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series B Warrants.

Exercise Price. The exercise price per share of the Series B Warrants will be equal to 105% of the Offering Price. The exercise price and number of shares of common stock issuable upon exercise will adjust in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications, dilutive issuances or similar events.

Dilutive Issuances. If we issue shares of common stock or securities that are common stock equivalents at a price less than the current exercise price of the Warrants (“Dilutive Issuance”), the exercise price of the Warrants will be reduced using a weighted average formula to match the effective price of the Dilutive Issuance, subject to exceptions.

Rights as a Shareholder. Except as otherwise provided in the Series B Warrants or by virtue of such holder’s ownership of our shares of common stock, the holder of a warrant does not have the rights or privileges of a holder of our shares of common stock, including any voting rights, until the holder exercises the warrant.

Transferability. Subject to applicable laws, the Series B Warrants may be offered for sale, sold, transferred or assigned without our consent.

Governing Law. The Series B Warrants are governed by New York law.

The Board recommends that you vote “FOR” the Nasdaq Compliance Proposal.

PROPOSAL 3

APPROVAL OF THE 2022 PLAN AMENDMENT PROPOSAL (Item 3 on the Proxy Card)

Our Board has adopted a resolution declaring it advisable and in the best interests of the Company and its stockholders to approve the amendment to the 2022 Plan to increase the total number of shares of common stock subject to the 2022 Plan by 1,100,000 shares to ensure sufficient shares are available for future grants and permit the issuance of equity awards to individuals and legal entities (the “Plan Amendment”).

On January 10, 2022, our Board approved the 2022 Plan and on February 2, 2020, our stockholders approved the 2022 Plan. The 2022 Plan governs equity awards to our employees, directors, officers, consultants and other eligible participants. Initially, the maximum number of shares of our common stock that may be subject to awards under the 2022 Plan is equal to (i) 160,000 plus (ii) the lesser of (a) 75,000 and (b) the number of shares of our common stock subject to awards granted under the 2012 Plan that after the 2012 Plan is terminated are cancelled, expired or otherwise terminated without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest. The maximum number of shares that are subject to awards under the 2022 is initially subject to an annual increase equal to the lesser of (i) 110,000 shares of our common stock, (ii) a number of shares of our common stock equal to 4% of the prior year’s maximum number and (iii) such number of shares of our common stock as determined by the 2022 Plan administrator. As of the Record Date, the maximum shares of our common stock that may be subject to awards under the 2022 Plan is equal to 308,959.

In order to give the Company the flexibility to responsibly address its future equity compensation needs, the Company is requesting that stockholders approve the Plan Amendment, which will increase the total number of shares subject to the 2022 Plan by 1,100,000 so that an overall total of 1,408,959 shares will be subject to the 2022 Plan and permit the Company to issue equity awards to individuals and legal entities. In addition, the Plan Amendment will amend the number of shares that will be used in calculating the automatic adjustment of shares subject to the 2022 Plan at the beginning of each fiscal year. Having a sufficient number of shares under the 2022 Plan is critical to our ability to continue to attract, retain, engage and focus highly motivated and qualified employees, particularly in the competitive labor market that exists today in our industry. In addition, being able to issue equity awards to individuals and legal entities will allow us the ability to preserve our working capital by issuing equity instead of paying cash in connection with the retainment of consulting services provided by legal entities. A copy of the Plan Amendment is attached to this proxy statement as Annex C.

Equity Compensation Plan Information

The table below sets forth information as of December 31, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	179,005	$42.54	37,486
Equity compensation plans not approved by security holders	—	$—	—
Total	179,005	$42.54	37,486

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

The Board recommends that you vote “FOR” the 2022 Plan Amendment Proposal.

PROPOSAL 4

APPROVAL OF THE AUDITOR APPOINTMENT PROPOSAL (Item 4 on the Proxy Card)

Proposal: The Board of Directors is asking that you vote to ratify the Board’s selection of Haskell & White LLP as our independent registered public accounting firm for fiscal year 2024.

Armanino LLP (“Armanino”) served as our independent registered public accounting firm to audit our books and accounts for the fiscal year ended December 31, 2022. Armanino also served as our independent registered public accountant prior to September 7, 2023. On September 7, 2023, Haskell & White LLP (“H&W”) became engaged as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

The table below presents the aggregate fees for professional services rendered by H&W for the year ended December 31, 2023:

2023
Audit fees	$158,500
Audit-related fees	—
All other fees	—
Total fees	$158,500

The table below presents the aggregate fees billed for professional services rendered by Armanino for fiscal year 2023 (up to September 7, 2023) and the year ended December 31, 2022.

	2023	2022
Audit fees	$179,102	$338,253
Audit-related fees	54,981	72,640
All other fees	—	—
Total fees	$234,083	$410,893

In the above tables, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with regulatory filings or engagements. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On July 28, 2023, we were informed by Armanino, our independent registered public accountant prior to September 7, 2023, that Armanino would resign effective as of the earlier of (i) the date we engaged a new independent registered public accounting firm and (ii) the filing of our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, as a result of Armanino’s determination to cease providing certain services to public companies. On September 5, 2023, the Audit Committee appointed Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, effective September 7, 2023 (the “Engagement Date”).

Armanino’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than the explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2022 and December 31, 2021, and subsequent interim periods through the Engagement Date, there were no disagreements with Armanino on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Armanino, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its opinion or reportable events under Item 304(a)(1)(v) of Regulation S-K, except that Armanino concurred with the Company’s assessment of a material weakness related to the Company’s internal controls over financial reporting.

The Audit Committee of the Company approved the engagement of Haskell & White LLP. During the two most recent fiscal years and through the Engagement Date, the Company did not consult with Haskell & White LLP regarding either:

1.	application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Haskell & White LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Armanino with a copy of the disclosures made in the Current Report on Form 8-K filed on September 8, 2023 (“Form 8-K”) and requested from Armanino a letter addressed to the SEC indicating whether it agrees with such disclosures. A copy of Armanino’s letter dated as of September 8, 2023 is attached as Exhibit 16.1 to the Form 8-K.

The Board of Directors recommends that you vote “FOR” approval of this proposal.

PROPOSAL 5

APPROVAL OF THE ADJOURNMENT PROPOSAL (Item 5 on the Proxy Card)

Proposal 5 is to consider and vote upon the proposal to approve adjourning the Annual Meeting, if necessary or appropriate in the discretion of the Board, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to any of Proposals 1 through 4.

General

The Annual Meeting may be adjourned to another time or place, if necessary or appropriate in the discretion of the Board, to permit further solicitation of proxies to obtain additional votes in favor of any of Proposals 1 through 4 (the “Adjournment”).

If, at the Annual Meeting, the number of shares of common stock present or represented and voting in favor of any of Proposals 1 through 4 is insufficient to approve either such proposal, the Company intends to move for the Adjournment in order to enable our Board to solicit additional proxies for approval of such proposal. We are asking our stockholders to approve this Proposal 5 for the Adjournment if necessary or appropriate in the discretion of the Board.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Adjournment. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board recommends that you vote “FOR” the approval of the Adjournment.

ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Tenon Medical, Inc., Investor Relations, 104 Cooper Ct., Los Gatos, CA 95032 or by calling Investor Relations at (408) 649-5760, or by sending an e-mail to svandick@tenonmed.com.

Stockholder Proposals for Consideration at the 2025 Annual Meeting of Stockholders: Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2025 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at Tenon Medical, Inc., Investor Relations, 104 Cooper Ct., Los Gatos, CA 95032 by April 24, 2025. The proposal should be sent to the attention of the Chief Financial Officer.

Under our bylaws, certain procedures are provided that a stockholder must follow to introduce an item of business, including the nomination of someone as a director, at an Annual Meeting of Stockholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Nominating and Corporate Governance Committee at our principal executive offices and you must include information set forth in our bylaws. See “Governance of the Company – Stockholder Nominations” above.

We must receive the notice of your intention to propose an item of business at our 2025 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our bylaws. If the 2025 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2025 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by April 24, 2025.

You may contact Tenon Medical’s Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2023 Annual Report: A copy of our 2023 Annual Report, as filed with the SEC on March 29, 2024, is available to stockholders without charge upon written request directed to our Secretary at 104 Cooper Ct., Los Gatos, CA 95032 or by phone at (408) 649-5760. The Company makes available free of charge on or through its website, www.tenonmed.com, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters To Be Considered At The Annual Meeting: The Board is not aware of any other matters that are expected to come before the 2024 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

Richard Ferrari

Executive Chairman of the Board

Annex A

FORM OF

CERTIFICATE OF DESIGNATIONS, RIGHTS, AND PREFERENCES OF THE SERIES B PREFERRED STOCK

TENON MEDICAL, INC.

CERTIFICATE OF DESIGNATIONS, RIGHTS, AND PREFERENCES OF

SERIES B PREFERRED STOCK

Pursuant to Section 151 of the Delaware General Corporation Law

Tenon Medical, Inc., a Delaware corporation (the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the “Board of Directors”) pursuant to the authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law.

WHEREAS, the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as preferred stock, comprised of 20,000,000 shares, $0.001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized by the provisions of the Certificate of Incorporation to fix the powers, designations, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, including dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences, of any series of Preferred Stock and the number of shares constituting any such series;

NOW, THEREFORE, BE IT RESOLVED, that pursuant to this authority granted to and vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby adopts this Certificate of Designations, Rights, and Preferences (the “Certificate of Designation”) for the purpose of creating a series of Preferred Stock of the Corporation designated as Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences, and qualifications, limitations and restrictions of the Series B Preferred Stock as follows:

1. Designation and Amount. The shares of such series of Preferred Stock shall be designated as “Series B Preferred Stock” and the number of shares constituting such series shall be 1,500,000 shares. Each share of Series B Preferred Stock shall be identical in all respects to every other share of Series B Preferred Stock. Such number of shares of Series B Preferred Stock may from time to time be increased (but not in excess of the total number of authorized shares of preferred stock) or decreased (but not below the number of shares of Series B Preferred Stock then outstanding) by further resolution duly adopted by the Board of Directors and by the filing of a certificate pursuant to the provisions of the Delaware General Corporation Law stating that such increase or decrease, as the case may be, has been so authorized.

2. No Maturity, Sinking Fund, Mandatory Redemption. Except as otherwise provided herein, the Series B Preferred Stock has no stated maturity and will not be subject to any sinking fund for the payment of the redemption price or mandatory redemption, and will remain outstanding indefinitely unless the Series B Preferred Stock is redeemed or otherwise repurchased in accordance with this Certificate of Designations. The Corporation is not required to set aside funds to redeem the Series B Preferred Stock.

3. Ranking. With respect to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the Series B Preferred Stock will rank: (i) Pari passu with the Corporation’s Series A Preferred Stock; (ii) senior to all other classes or series of capital stock of the Corporation now existing or hereafter authorized, classified or reclassified (other than the Corporation’s Series A Preferred Stock), and (ii) junior to all Indebtedness of the Corporation now existing or hereafter authorized (including Indebtedness convertible into Common Stock).

4. Dividends. No dividends shall be payable on the Series B Preferred Stock.

5. Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, before any distribution or payment shall be made to holders of shares of Common Stock or any other class or series of capital stock of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, a per share liquidation preference equal to the greater of (x) the aggregate of the Stated Values of the Series B Preferred Stock and (y) the amount that would be paid to the holders of the Series B Preferred Stock (including any accrued and unpaid dividends thereon) if, prior to such voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the Series B Preferred Stock had been converted into shares of Common Stock pursuant to Section 9 and the Common Stock that has accrued thereon had been issued. In the event that, upon such voluntary or involuntary liquidation, dissolution, or winding up, the available assets of the Corporation are insufficient to pay the full amount of the liquidating distributions on all outstanding shares of Series B Preferred Stock, then the holders of the Series B Preferred Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. Written notice of any such voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given within ten (10) days of the date the Board of Directors approves such action, or no later than twenty (20) days of any stockholders’ meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, , to each record holder of shares of Series B Preferred Stock at the respective addresses of such holders as the same shall appear on the stock transfer records of the Corporation. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series B Preferred Stock will have no right or claim to any of the remaining assets of the Corporation.

(b) If, at any time while the Series B Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another entity, (ii) the Corporation, directly or indirectly, effects any sale, assignment, transfer, conveyance, or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer, or exchange offer (whether by the Corporation or another person or entity) is completed pursuant to which holders of Common Stock are permitted to sell, tender, or exchange their shares for other securities, cash, or property and has been accepted by the holders of more than 50% of the outstanding Common Stock or more than 50% of the voting power of the common equity of the Corporation, or (iv) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger, or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the voting power of the Common Stock of the Corporation (each a “Deemed Liquidation”); provided, however, that the issuance of Common Stock in a financing transaction engaged in by the Corporation shall not be a Deemed Liquidation unless it results in more than 50% of the voting power of Common Stock being issued to one stockholder or a number of stockholders who report on a Schedule 13G or Schedule 13D pursuant to Section 13(d) of the Exchange Act that they are acting as a single group in holding the Common Stock, then the Corporation shall provide at least 10 days’ notice to the holders of the Series B Preferred Stock prior to the consummation of the Deemed Liquidation, which shall be deemed given by the Corporation upon the disclosure of the potential Deemed Liquidation in any of the Corporation’s public filings with the SEC. If a Deemed Liquidation occurs, any holder of Series B Preferred Stock will have the option (the “Deemed Liquidation Option”) to receive the liquidation preference it would have been entitled to receive under Section 5(a) if a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation had occurred (the “Deemed Liquidation Preference Amount”); provided, however, if the amount payable in a Deemed Liquidation is less than the product of (x) 110% of the amount set forth in clause (x) of the definition of “Stated Value” multiplied by (y) the number of outstanding shares of Series B Preferred Stock, then for purposes of calculating the Deemed Liquidation Preference Amount only, Stated Value will be calculated from issuance at the increased rate per annum of 10%. A holder of the Series B Preferred Stock may elect to exercise its Deemed Liquidation Option by providing the Corporation with written notice of such election within five (5) business days from the consummation of the Deemed Liquidation pursuant to Section 5(d). All payments in respect of a Deemed Liquidation will be paid in shares of Common Stock based on the Conversion Price.

(c) In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption, or other acquisition of shares of capital stock of the Corporation or otherwise, is permitted under the Delaware General Corporation Law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of Series B Preferred Stock shall not be added to the Corporation’s total liabilities

(d) Holders of the Series B Preferred Stock shall send notices pursuant to Section 5(b) to the Chief Financial Officer of the Company at 104 Cooper Ct, Los Gatos, CA 95032.

6. Conversion at the Option of the Corporation. On any date that ten (10) of the last fifteen (15) daily VWAPs of the Common Stock is 250% higher than the Conversion Price on such date, then the Corporation has the right, but not the obligation, to require and cause 50% of the number of outstanding shares of Series B Preferred Stock held by each holder of Series B Preferred Stock to be converted into shares of Common Stock using the then current Conversion Price without the approval of any holder of Series B Preferred Stock (“VWAP Required Conversion”). Additionally, on and after the date on which the Corporation receives at least $2.25 million in revenues in any single financial quarter, the Corporation has the right, but not the obligation, to require and cause 50% of the number of outstanding shares of Series B Preferred Stock held by each holder of Series B Preferred Stock to be converted into shares of Common Stock using the then current Conversion Price without the approval of any holder of Series B Preferred Stock (the “Revenue Required Conversion” and collectively with the VWAP Required Conversion, the “Required Conversions”). If the criteria for both Required Conversions are met, the Corporation may exercise its rights to require either or both Required Conversion and if the Corporation exercises its rights to require both Required Conversions, 100% of the shares of the Series B Preferred Stock will be converted into Common Stock. The conversions effected under this Section 6 will be implemented in accordance with the provisions of Section 8, including the Beneficial Ownership Limitations set forth therein.

7. Voting Rights.

(a) For so long as any shares of the Series B Preferred Stock remain issued and outstanding, each share of Series B Preferred Stock shall entitle the holder thereof to the right to vote in respect of all matters concerning the Common Stock in an amount equal to the number of shares of Common Stock underlying a share of Series B Preferred Stock on an as-converted basis on the record date for such vote; provided, however, the Series B Preferred Stock shall not be entitled to any additional votes resulting from a decrease in the Conversion Price caused by the application of Section 9(b). The Common Stock (and any other class or series of capital stock of the Corporation entitled to vote generally with the Common Stock) and the Series B Preferred Stock shall vote as a single class and such voting rights shall be identical in all respects.

(b) As long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation, domestication, transfer, continuance, recapitalization, reclassification, waiver, statutory conversion, or otherwise, effect any of the following acts or transactions without (in addition to any other vote required by law or this Certificate of Incorporation) the written consent or affirmative vote of the holders of a majority of the then outstanding shares of the Series B Preferred Stock, and any such act or transaction that has not been approved by such consent or vote prior to such act or transaction being effected shall be null and void ab initio, and of no force or effect: (i) amend the Corporation’s Certificate of Incorporation or Bylaws so as to adversely alter the rights, preferences, privileges or powers of the Series B Preferred Stock; (ii) create any new class or series of shares pari passu or senior to the Series B Preferred Stock or increase or decrease the number of authorized shares, or change the par value, of Common Stock or Preferred Stock; (iii) pay or declare any dividend on Common Stock or junior securities of the Corporation, or incur Indebtedness in any single transaction in excess of $1 million; or (iv) redeem, purchase or otherwise acquire any share or shares of Preferred Stock or Common Stock (other than (x) the repurchase of shares of Common Stock pursuant to a written benefit plan or employment or consulting agreement, or (y) the repurchase of any equity securities in connection with the Corporation’s right of first offer with respect to those securities contained in any written agreement with the Corporation).

8. Conversion.

(a) Each share of Series B Preferred Stock shall be convertible, at any time after the date of issuance, at the option of the holder thereof (or, upon a Required Conversion, at the option of the Corporation), into that number of shares of Common Stock determined by dividing the Stated Value for such share of Series B Preferred Stock by the Conversion Price. In order for the holder of Series B Preferred Stock to convert such Series B Preferred Stock into shares of Common Stock pursuant to this Section 8, such holder will provide the Corporation with a completed duly executed form of conversion notice attached hereto as Exhibit A (a “Notice of Conversion”). The date on which the Notice of Conversion is delivered to the Corporation with respect to any share of Series B Preferred Stock shall be the conversion date (the “Conversion Date”) for such share of Series B Preferred Stock.

(b) Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of the Series B Preferred Stock, and a holder shall not have the right (or obligation) to convert any portion of the Series B Preferred Stock, to the extent that, after giving effect to an attempted conversion set forth on an applicable Notice of Conversion, such holder (together with such holder’s affiliates, and any other Person whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act and the applicable regulations of the Securities Exchange Commission (“SEC”), including any “group” of which the holder is a member) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below); provided, however, that, to the extent that a Series B Preferred Stock holder’s right to convert would result in such holder exceeding the Beneficial Ownership Limitation, then such holder shall not be entitled to convert its Series B Preferred Stock to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such conversion to such extent) and the portion of such conversion shall be held in abeyance for the benefit of such holder until such time, if ever, as its right thereto would not result in the holder exceeding the Beneficial Ownership Limitation. To the extent that any Series B preferred Stock has not been partially or completely converted at the time of such conversion, such portion of the conversion shall be held in abeyance for the benefit of the holder of such Series B Preferred Stock until such holders have converted such Series B Preferred Stock. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock subject to the Notice of Conversion with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series B Preferred Stock beneficially owned by such holder or any of its affiliates, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such holder or any of its affiliates that are subject to a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the SEC. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the SEC. For purposes of this Section 8(b) in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with SEC, as the case maybe, (B) a more recent public announcement by the Corporation that is filed with the SEC, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a holder (which may be by email), the Corporation shall, within three (3) Trading Days thereof, confirm in writing to such holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series B Preferred Stock, by such holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the holder. The “Beneficial Ownership Limitation” shall be 4.99% (or 9.99% if specified by the holder) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to such Notice of Conversion. The Corporation shall be entitled to rely on representations made to it by the holder in any Notice of Conversion regarding its Beneficial Ownership Limitation.

(c) Mechanics of Conversion.

(i) Not later than three (3) Trading Days after the applicable Conversion Date , or if the holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series B Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting holder a book entry statement from the Corporation’s transfer agent (or if requested by the holder, a physical certificate or certificates) representing the number of shares (the “Conversion Shares”) being acquired upon the conversion of shares of Series B Preferred Stock If in the case of any Notice of Conversion such statement is not, or if applicable, such certificate or certificates are not delivered to or as directed by the applicable holder by the Share Delivery Date, the applicable holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such statement or certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such holder any original Series B Preferred Stock certificate delivered to the Corporation and such holder shall promptly return to the Corporation any Common Stock any certificates representing the shares of Series B Preferred Stock unsuccessfully tendered for conversion to the Corporation.

(ii) The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the holders of the Series B Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable upon the conversion of all outstanding shares of Series B Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, and nonassessable.

(iii) No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of the Series B Preferred Stock. As to any fraction of a share which a holder would otherwise be entitled to receive upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(iv) The issuance of certificates for shares of the Common Stock upon conversion of the Series B Preferred Stock shall be made without charge to any holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered holder(s) of such shares of Series B Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(v) Upon each Conversion Date, (i) the shares of Series B Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the holder’s rights as a holder of such converted shares of Series B Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series B Preferred Stock.

9. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while the Series B Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution that is payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, the Series B Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 9(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and, in the case of a subdivision, combination or re-classification, shall become effective immediately after the effective date of such subdivision, combination or re-classification. Notwithstanding the foregoing in no event may the Conversion Price be less than the par value per share of Series B Preferred Stock.

(b) Pro Rata Distributions. During such time as the Series B Preferred Stock is outstanding, if the Corporation shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement, or other similar transaction) (a “Distribution”), at any time after the issuance of the Series B Preferred Stock, then, in each such case, the holder of Series B Preferred Stock shall be entitled to participate in such Distribution to the same extent that the holder of Series B Preferred Stock would have participated therein if the holder of Series B Preferred Stock had held the number of shares of Common Stock acquirable upon complete conversion of the Series B Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that a Series B Preferred Stock holder’s right to participate in any such Distribution would result in such holder exceeding the Beneficial Ownership Limitation, then such holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of such holder until such time, if ever, as its right thereto would not result in the holder exceeding the Beneficial Ownership Limitation). To the extent that any Series B preferred Stock has not been partially or completely converted at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the holder of such Series B Preferred Stock until such holders have converted such Series B Preferred Stock.

(c) Subsequent Equity Offerings. If the Corporation at any time while the Series B Preferred Stock is outstanding, shall sell, enter into an agreement to sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Conversion Price then in effect (such issuances collectively, a “Dilutive Issuance”), then simultaneously with the consummation of each Dilutive Issuance, the Conversion Price shall be reduced to equal the Weighted Average Price. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 9(c) in respect of an Exempt Issuance. The Corporation shall notify the holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 9(c), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 9(c), upon the occurrence of any Dilutive Issuance, the Conversion Price will be adjusted to equal the Weighted Average Price. Notwithstanding anything to the contrary contained in this Section 9(c), no adjustments to the Conversion Price will be made for any Dilutive Issuance until after Stockholder Approval has been obtained. For purposes of clarity, with respect to Dilutive Issuances that occur prior to Stockholder Approval, the Conversion Price will be adjusted immediately after Stockholder Approval is obtained to reflect the lowest Weighted Average Price that would have resulted from the Dilutive Issuances if no Stockholder Approval requirement was contained in this Section 9(c).

The “Weighted Average Price” for the Series B Preferred Stock on any date of determination shall be calculated as follows:

CP2	=	CP1 * (A+B) / (A+C), where:

CP2	=	New Conversion Price

CP1	=	Conversion Price in effect immediately prior to new issue

A	=	Number of shares of Common Stock deemed to be outstanding immediately prior to new issue (includes all shares of outstanding common stock, all shares of outstanding preferred stock on an as-converted basis and all outstanding options on an as-exercised basis)

B	=	Aggregate consideration received by the Corporation with respect to the new issue divided by CP1

C	=	Number of shares of stock issued in the subject transaction

(d) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 9, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(e) Notice to Holder.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 9, the Corporation shall promptly deliver by email to the holder a notice setting forth the Conversion Price after such adjustment and any resulting adjustment to the number of Conversion Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation, merger, statutory conversion, transfer, domestication, or continuance to which the Corporation or any Subsidiary is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Corporation shall authorize a Deemed Liquidation or the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be delivered to each holder of Series B Preferred Stock, in writing or by electronic transmission, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange (or other applicable transaction) is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such transaction; provided that the failure to deliver such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(f) Voluntary Adjustment by Corporation. Subject to the rules and regulations of the Trading Market, the Corporation may at any time while the Series B Preferred Stock is outstanding reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board of Directors so long as not adverse to any holder of Series B Preferred Stock whose shares are being converted to Common Stock pursuant to such holder’s conversion option or a Required Conversion.

10. Record Holders. The Corporation and its transfer agent may deem and treat the record holder of any Series B Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor its transfer agent shall be affected by any notice to the contrary.

11. No Preemptive Rights. No holders of the Series B Preferred Stock will, as holders of Series B Preferred Stock, have any preemptive rights to purchase or subscribe for Common Stock or any other security of the Corporation.

12. Exclusion of Other Rights. The Series B Preferred Stock shall not have any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption other than expressly set forth in the Certificate of Incorporation and this Certificate of Designation, as each may be amended from time to time.

13. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

14. Severability of Provisions. If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Series B Preferred Stock set forth in this Certificate of Designation are invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of Series B Preferred Stock set forth in this Certificate of Designation which can be given effect without the invalid, unlawful, or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Series B Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

15. Definitions. As used herein the following terms shall have the following meanings:

“Common Stock” means the Corporation’s common stock, par value $0.001 per share.

“Common Stock Equivalents” means any securities of the Corporation which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant, or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Price” means [*]2, subject to adjustment as set forth herein.

“Exempt Issuance” means the issuance of (a) shares of Common Stock, options or restricted stock units to employees, officers, directors or eligible service providers of the Corporation pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Corporation, provided that such issuances to service providers are issued as “restricted securities” (as defined in Rule 144 under the Securities Act of 1933, as amended), and (b) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Corporation, provided that such securities are issued as “restricted securities” (as defined in Rule 144 under the Securities Act of 1933, as amended).

“Indebtedness” means (a) all obligations of the Corporation or any Subsidiary for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of the Corporation or any of its Subsidiaries evidenced by bonds, debentures, notes or similar instruments, (c) all letters of credit and letters of guaranty in respect of which the Corporation or any of its Subsidiaries is an account party, (d) all securitization or similar facilities of the Corporation or any of its Subsidiaries, and (e) all guarantees by the Corporation or any of its Subsidiaries of any of the foregoing.

[2]	125% of the average of the VWAPs for the 10 Trading Days prior the issuance date of such share of Series B Preferred Stock.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or any other entity.

“Stockholder Approval” means the approval from the stockholders of the Company of the terms of this Certificate of Designation.

“Stated Value” means for any share of Series B Preferred Stock, an amount equal to the product of (x) [*]3 multiplied by (y) the sum of 1 plus the product of (A) 0.06 multiplied by (B) a fraction equal to the number of days that such share of Series B Preferred Stock has been issued divided by 365.

“Subsidiary” of any Person means any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Series B Preferred Stock then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

{Signature page follows}

[3]	10 times the initial Conversion Price on the first issuance date of the Series B Preferred Stock.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed in its name and on its behalf on this [*] day of June, 2024.

TENON MEDICAL, INC.

By:	/s/ Steven Foster
Name:	Steven Foster
Title:	Chief Executive Officer

Signature Page to Certificate of Designation, Rights, and Preferences of
Series B Preferred Stock

EXHIBIT A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES B PREFERRED STOCK)

The undersigned holder hereby irrevocably elects to convert the number of shares of Series B Preferred Stock indicated below, represented by stock certificate No(s). (the “Preferred Stock Certificates”), into shares of common stock, par value $0.001 per share (the “Common Stock”), of Tenon Medical, Inc., a Delaware corporation, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designations, Rights, and Preferences of Series B Preferred Stock (the “Certificate of Designation”) filed by the Corporation on [*], 2024.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned holder (together with such holder’s affiliates, and any other person or entity whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act and the applicable regulations of the SEC, including any “group” of which the holder is a member), including the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series B Preferred Stock beneficially owned by such holder or any of its affiliates, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such holder or any of its Affiliates that are subject to a limitation on conversion of the Certificate of Designation, is no more than 4.99% (or 9.99% if specified by the holder). For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the SEC. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the SEC.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Series B Preferred Stock owned prior to Conversion:

Number of shares of Series B Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Address for delivery of physical certificates:

Annex B

FORM OF WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

TENON MEDICAL, INC.

Warrant No. _____	Issue Date: [*], 2024

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [    ] or any registered assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time following the Issue Date (the “Initial Exercise Date”) and on or prior to the close of business on [*], 2029 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Tenon Medical Inc., a Delaware corporation (the “Company”), up to [    ]1 shares (subject to adjustment) of Common Stock (the “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price.

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Warrant, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Attribution Parties” shall have the meaning ascribed to such term in Section 2(d) below.

“Business Day” means any day except any Saturday, any Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” means the shares of common stock, $0.001 par value per share, of the Company.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Common Stock.

“Exercise Period” shall have the meaning as that term is defined in Section 2(a) below.

“Exercise Price” shall have the meaning as that term is defined in Section 2(b) below.

[1]	15% of the shares of Common Stock initially underlying the Series B Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Agreement” means the securities purchase agreement between the Company and the signatory purchasers thereto, dated February 15, 2024

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series B Preferred Stock” means the Company’s Series B Preferred Stock, par value, $0.001 per share.

“Stockholder Approval” means the approval from the stockholders of the Company of the terms of this Warrant.

“Trading Day” means a day on which the Nasdaq Capital Market is open for business.

“Trading Market” means the following markets or exchanges on which the Common Stock may be listed or quoted for trading on the date in question: the NYSE MKT, LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange.

“Transfer Agent” means Vstock Transfer, LLC, the current transfer agent of the Company, with offices located at 18 Lafayette Pl, Woodmere, NY 11598, and any successor transfer agent of the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrant Shares” shall have the meaning ascribed to such term in the Preamble.

“Warrants” means this Warrant and other Common Stock purchase warrants issued by the Company pursuant to the Purchase Agreement.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date (the “Exercise Period”) by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed notice of exercise (“Notice of Exercise”) form attached hereto as Exhibit 1-A; and, within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be equal to 105% of the average of the VWAPs for the 10 Trading Days prior the issuance of this Warrant, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c).

As to any fraction of a share which the Holder would otherwise be entitled to upon exercise pursuant to this Section 2(c), the Company shall round down to the next whole share.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

c) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is then a participant in such system and either (A) there is a registration statement permitting the resale of the Warrant Shares by the Holder or (B) the shares are eligible for resale without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of certificates to the address specified by the Holder in the Notice of Exercise within five (5) Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above (the “Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company, or in the case of a cashless exercise, the date on which the Notice of Exercise, is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, have been paid. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $5 per Trading Day for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the Fast Automated Securities Transfer Program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise

ii. Delivery of Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the assignment form (“Assignment Form”) attached hereto as Exhibit 1-B duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company will pay all fees associated with the issuance of the Warrant Shares.

vi. Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

d) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company, or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any Warrant Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement, or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

c) Subsequent Equity Offerings.

(i) Dilutive Issuances. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell, enter into an agreement to sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue any shares of Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect (such issuances collectively, a “Dilutive Issuance”), then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal the Weighted Average Price. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(c) in respect of an Exempt Issuance (as defined in the Purchase Agreement). The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(c), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(c), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. Notwithstanding anything to the contrary contained in this Section 3(c), no adjustments to the Exercise Price will be made for any Dilutive Issuance until after Stockholder Approval has been obtained. For purposes of clarity, with respect to Dilutive Issuances that occur prior to Stockholder Approval, the Conversion Price will be adjusted immediately after Stockholder Approval is obtained to reflect the lowest Weighted Average Price that would have resulted from the Dilutive Issuances if no Stockholder Approval requirement was contained in this Section 3(c)

(ii) Calculation of Weighted Average Price. The “Weighted Average Price” of the Warrant on any date of determination shall be calculated as follows:

CP2	=	CP1 * (A+B) / (A+C), where:

CP2	=	New Warrant Exercise Price

CP1	=	Warrant Exercise Price in effect immediately prior to new issue

A	=	Number of shares of Common Stock deemed to be outstanding immediately prior to new issue (includes all shares of outstanding common stock, all shares of outstanding preferred stock on an as-converted basis, and all outstanding options on an as-exercised basis)

B	=	Aggregate consideration received by the Corporation with respect to the new issue divided by CP1

C	=	Number of shares of stock issued in the subject transaction

d) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

e) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver by email to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

 ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company or any Subsidiary is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be emailed to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice.

h) Voluntary Adjustment by Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors.

Section 4. Transfer of Warrant.

a) Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Miscellaneous.

a) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock one hundred (100%) of the number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. In case such amount of Common Stock is insufficient at any time, the Company shall call and hold a special meeting to increase the number of authorized shares of common stock. Management of the Company shall recommend to shareholders to vote in favor of increasing the number of authorized shares of common stock.

The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its amended and restated certificate of incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the laws of the State of Delaware.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 104 Cooper Ct., Los Gatos, CA 95032, Attention: Steve Van Dick, email address: svandick@tenonmed.com, or such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

TENON MEDICAL, INC.

By:
	Name:	Steven Foster
	Title:	President & CEO

EXHIBIT 1-A

NOTICE OF EXERCISE

TO:

(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

â˜ ☐ in lawful money of the United States; or

â˜ ☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

(3) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

EXHIBIT 1-B

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [  ] all of or [  ] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

Dated:	_______________________,________

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Annex C

AMENDMENT TO TENON MEDICAL, INC. 2022 EQUITY INCENTIVE PLAN

[*], 2024

Subject to the approval of the stockholders (the “Stockholder Approval”) of Tenon Medical, Inc., a Delaware corporation (the “Company”), at the Company’s 2024 Annual Meeting of Stockholders, the Tenon Medical, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) is hereby amended as follows:

1. Section 3. Sections 3.1 and 3.2 of the 2022 Plan are hereby amended and restated in its entirety as follows:

“3.1 Stock Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15 of the Plan and the automatic increase set forth in Section 3.2 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan will be equal to [*] Shares. In addition, Shares may become available for issuance under Section 3.2 of the Plan. The Shares may be authorized but unissued, or reacquired Common Stock.

“3.2 Automatic Share Reserve Increase. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2025 Fiscal Year, in an amount equal to the least of (a) [*] Shares, (b) a number of Shares equal to four percent (4%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, and (c) such number of Shares determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.”

2. Section 2.12. Section 2.12 of the 2022 Plan is hereby amended and restated in its entirety as follows:

“2.12 “Consultant” means any natural person, including an advisor, or any legal entity, engaged by the Company or any of its Parent or Subsidiaries to render bona fide services to such entity, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities.”

Except as expressly amended hereby, the terms of the 2022 Plan shall be and remain unchanged and the 2022 Plan as amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized representative on the day and year first above written.

TENON MEDICAL, INC.

By:
Name:	Steven Foster
Title:	Chief Executive Officer and President

C-1